UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

EMTEC, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Drive 5 Greentree Center, Suite 117 Marlton, NJ	08054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 552-4204

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2009, Emtec, Inc. ("the Company") provided a notice to Mr. Keith Grabel, President of Sales and Marketing, to inform him that the Company will not be extending his employment agreement, and that effective April 15, 2009 he will no longer be an employee of the Company. Mr. Grabel will continue to serve on the Company's Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emtec, Inc.
(Registrant)

Date: February 12, 2009	By:	/s/ Stephen C. Donnelly
Chief Financial Officer